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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



               Date of Report (Date of Earliest Event Reported)


                      SEPTEMBER 5, 1995 (AUGUST 29, 1995)



                              AST RESEARCH, INC.
            (Exact name of registrant as specified in its charter)



                                   DELAWARE
                (State or other jurisdiction of incorporation)



               0-13941                                 95-3525565
        (Commission File Number)            (IRS Employer Identification No.)


               16215 ALTON PARKWAY
               IRVINE, CALIFORNIA                         92718
  (Address of principal executive offices)              (Zip Code)

              Registrant's telephone number, including area code
                                (714) 727-4141



                                NOT APPLICABLE
        (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS
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On August 29, 1995, the Company announced that preliminary approval has been granted by the U.S. District Court for the Central District of California for a settlement agreement in four class-action shareholder lawsuits. The settlement calls for payment of $12.5 million into a fund that will be paid to certain shareholders who purchased AST shares during portions of 1993 and 1994, and to the lawyers representing the shareholders. The stipulation of settlement and a copy of the press release are attached as Exhibits 10.137 and 99 to this Report, and are incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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Exhibit
Number    Description
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10.137    Stipulation of settlement agreement, dated as of
          August 16, 1995 by and between AST Research, Inc.
          and class actions.

  99 Press release issued by the Registrant on August 29, 1995, announcing preliminary approval for settlement in four pending class-action shareholder litigations.



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AST Research, Inc.
                                  _______________________________________
                                              (Registrant)



                               By /s/ BRUCE C. EDWARDS
                                  ---------------------------------------
                                  Bruce C. Edwards
                                  Executive Vice President
                                   and Chief Financial Officer



Date:  September 5, 1995
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